• • • ▪ ▪ •

▪ ▪ ▪ ▪ ▪ ▪

1Q17 CALL CURRENT Better/ April 26, 2017 July 26, 2017 Worse 2017E 2018E Global GDP Growth Forecast (1) 2017E: 3.5% 2017E: 3.5% tu 3.5% 3.6% U.S. GDP Growth Forecast (1) 2017E: 2.3% 2017E: 2.1% q 2.1% 2.1% U.S. Unemployment Rate (2) 4.5% 4.4% q 4.4% 4.2% Inflation Rate – U.S. Annual CPI Index (2) 2.4% 1.6% q 2.1% 2.1% Crude Oil ($/barrel) (3) $50 $49 q $51 $55 Control of White House, Senate and HoR (4) R,R,R R,R,R tu R,R,R R,R,R Three-Month Libor (USD) (2) 1.2% 1.3% p 1.6% 2.3% 10-Yr U.S. Treasury Yield (2) 2.3% 2.3% q 2.6% 3.1% GBP-USD (2) 1.28 1.31 p 1.28 1.31 EUR-USD (2) 1.09 1.17 p 1.14 1.15 S&P 500 (2) 2,387 (YTD 7.3%); P/E: 21.7x 2,478 (YTD 11.9%); P/E: 21.5x p 19.0x 17.0x NASDAQ 100 (2) 5,541 (YTD 14.3%); P/E: 26.4x 5,951 (YTD 23.1%); P/E: 26.1x p 21.7x 19.0x RMZ (2)(5) 1,162 (YTD 2.4%); P/E: 16.0x 1,169 (YTD 4.0%); P/E: 16.3x p 15.4x N/A IT Spending Growth Worldwide (6) 2017E: 3.3% 2017E: 3.3% tu 3.3% 3.3% Server Shipment Worldwide (7) 2017E: 4.6% 2017E: 4.0% q 4.0% 3.2% Global Data Center to Data Center IP Traffic (8) CAGR 2015 - 2020E: 32% CAGR 2015 - 2020E: 32% tu CAGR 2015 - 2020E: 32% Global Cloud IP Traffic (8) CAGR 2015 - 2020E: 30% CAGR 2015 - 2020E: 30% tu CAGR 2015 - 2020E: 30%

▪ ▪ ▪ ▪ ▪

USD CAD GBP EURO JPY HKD SGD AUD

4Q16 / 4Q15 Revenue Growth

1Q17A 2Q17A Revenue Growth Operating Expense Seasonality and Dispositions Long-Term Financings 3Q17E 4Q17E

• • • • • • • • • • • •

✓ ✓ ✓ ✓



HOME TO THE CLOUD

2Q17 FINANCIAL RESULTS

JULY 2017

DIGITAL REALTY

Supporting Our Customers' Growth

Full Spectrum of Data Center Solutions Across a Global Platform

DIGITAL REALTY

157	12	33	27
PROPERTIES (1)	COUNTRIES (1)	METROPOLITAN AREAS (1)	MILLION RENTABLE SQ. FT. (1)(2)


INTERCONNECTION
COLOCATION
SCALE
HYPER-SCALE

Note: Data as of June 30, 2017 unless otherwise noted. Figures combined to include DuPont Fabros.

1) Includes Digital Realty's investments in fourteen properties held in unconsolidated joint ventures and includes DuPont Fabros' ACC 9 Phase I, which was placed into service May 1, 2017.
2) Excludes 1.2 million square feet of active development and 1.8 million square feet held for future development at Digital Realty. Contribution from DuPont Fabros is based on a gross building area measurement of 3.5 million square feet and excludes 0.5 million square feet of current development projects, 0.3 million square feet of current development projects – shell only, 0.8 million square feet of future development projects/phases and 1.8 million square feet of land held for development.

Execution of M&A Game Plan

Delivers Key Strategic and Financial Benefits

HIGHLY STRATEGIC AND COMPLEMENTARY COMBINATION

- Complementary Footprint in Top U.S. Metro Areas
- Enhances Ability to Meet Growing Demand for Hyper-Scale and Public Cloud
- Expands Blue-Chip Customer Base
- Increases Scale and Reach
- Cost Efficiencies Expected to Yield $18 Million in Annualized Overhead Synergies or $0.08 per Share [1]
- Enhanced Growth Prospects

FINANCIALLY ACCRETIVE

- Expected to be accretive to financial metrics
- Attractive pipeline of pre-leased deliveries and development opportunities

PRUDENTLY FINANCED

- 100% stock-for-stock acquisition
  - 0.545x fixed exchange ratio
  - Combined ownership: ~77% Digital Realty / ~23% DuPont Fabros[1]
- Improves balance sheet strength

Expected to close in the second half of 2017, subject to customary closing conditions, including DLR and DFT shareholder approvals

1) Based on assumed combined share count of 213.3 million, which is 163.9 million shares for Digital Realty plus 49.4 million shares issued to DuPont Fabros shareholders (based on 90.7mm shares including the acceleration of equity awards at a 0.545x exchange ratio).

DuPont Fabros Technology (NYSE: DFT)

At-a-Glance

DFT DATA CENTERS

A leading provider of Scale and Hyper-Scale data center offerings, servicing high-quality investment grade customers in top tier metro areas



DATA CENTERS (1)	IT LOAD (MW) (1)	OCCUPANCY (Critical Load) (1)(2)	DEVELOPMENTS (Properties / MW) (3)
12	302	98%	6 / 79

Source: DuPont Fabros public filings as of March 31, 2017, unless otherwise noted.
1) Includes 14.4MW at ACC9 Phase I, which was 70% pre-leased as of April 27, 2017 and placed into service May 1, 2017.
2) Occupancy on a critical load basis.
3) Based on current development projects as of June 2017. Excludes ACC9 Phase I, which was placed into service May 1, 2017.
4) Based on percentage of 1Q17 revenue by S&P credit ratings as of March 31, 2017. Based on sub lessee credit rating where applicable.
5) Includes investment grade customers and Facebook.

GEOGRAPHIC PRESENCE


1
2
9
Core Metros
Expansion Metros

HIGH-QUALITY CUSTOMER BASE (4)


Non-Investment Grade
30%
Investment Grade or Equivalent
70% (5)

Combination Creates A Leading Data Center REIT

Joining the Ranks of the 10 Largest Publicly Traded U.S. REITs

DATA CENTER REITS BY TOTAL ENTERPRISE VALUE (1)

($ in billions)



$42.0
$33.1
$7.2
$6.9
$5.9
$4.0
EQIX
DLR Combined
DFT
CONE
COR
QTS

Note: Data as of July 25 2017, unless otherwise noted.

1) Based on each company's reported TEV as of July 25, 2017. TEV defined as Market Equity Value + Debt + Preferred Stock + Minority Interest - Cash and Equivalents. Includes subsequent events.

2) Based on inclusion in the MSCI U.S. REIT Index (RMZ). For market capitalization purposes, fully diluted shares include shares, units, options using the treasury method, and any convertible securities.

LARGEST PUBLICLY TRADED U.S. REIT (2)

$ in billions

Company	Equity Market Capitalization
1. Simon Property Group Inc	$58.1
2. Public Storage	36.4
3. Equinix Inc	34.1
4. Prologis Inc	33.0
5. Welltower Inc	26.8
6. AvalonBay Communities Inc	25.9
7. Equity Residential	25.6
8. Ventas Inc	24.5
9. Digital Realty Trust (Combined)	24.0
10. GGP Inc	22.9
11. Boston Properties Inc	20.6
12. Essex Property Trust Inc	17.8
13. Vornado Realty Trust	15.9
14. Realty Income Corp	15.7
15. HCP Inc	15.1
16. Host Hotels & Resorts Inc	13.8
17. Mid-America Apartment Communities Inc	12.0
18. UDR Inc	11.4
19. Regency Centers Corp	11.0
20. Alexandria Real Estate Equities Inc	10.9
21. SL Green Realty Corp	10.6
22. Extra Space Storage Inc	10.5
23. Duke Realty Corp	10.0
24. Federal Realty Investment Trust	9.7
25. Iron Mountain Inc	9.3

Benefits of Size and Scale on Display

Efficient Cost Structure Drives Industry-Leading Margins

SIZE AND ADJUSTED EBITDA MARGIN

As of March 31, 2017



Margin %
DLR Combined
EQIX
CONE
QTS
COR
65%
55%
45%
35%
Most comprehensive product suite at the most efficient cost structure
157
20
43
25
179
10
70
130
190
# of Data Centers

G&A (% of Revenue)[1]

As of March 31, 2017



5%
11%
14%
21%
33%
DLR Combined
COR
CONE
QTS
EQIX

OWNED REAL ESTATE [2]

As Measured by Number of Data Centers (As of March 31, 2017)



88%
70%
65%
48%
31%
The combined company will own 92% of its real estate based on NOI
DLR Combined
COR
CONE
QTS
EQIX

Note: As of March 31, 2017. Number of data centers represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage. Includes ACC9 Phase I, which was placed into service on May 1, 2017. Equinix includes recently completed acquisition of Verizon assets.

1) Based on Q1 2017 public filings and includes sales & marketing expenses. DLR Combined includes $18 million of annualized overhead synergies.

2) Percent of total number of data centers. DLR Combined figure excludes joint venture properties from both numerator and denominator.

Leading Global Multi-Product Data Center Provider

Extending Advantages for Our Customers


DIGITAL REALTY

- Unmatched Value Proposition
- Strengthens Position in Strategic Metro Areas
- Improves Customer Base with Creditworthy Tenants
- Complementary Businesses with Significant Synergies
- Expected to be Accretive to Financial Metrics and Growth
- Proven Ability to Execute



OUTLOOK & DEMAND

DIGITAL REALTY

Firm Fundamentals
Robust Demand, Rational Supply

Demand Outpacing Supply in Top-Tier Data Center Metro Areas

NORTHERN VIRGINIA
Megawatts Commissioned (1)

3Q16	4Q16	1Q17	2Q17
597	624	649	673

Occupancy Rate (2Q17)

Market (1) 96%

DLR(1) 94%

LTM Digital Realty Deliveries

21 MW
81% Leased

1.6x Absorption-to-Construction (2)

DALLAS
Megawatts Commissioned (1)

3Q16	4Q16	1Q17	2Q17
276	282	293	303

Occupancy Rate (2Q17)

Market (1) 89%

DLR(1) 89%

LTM Digital Realty Deliveries

12 MW
100% Leased

1.3x Absorption-to-Construction (2)

CHICAGO
Megawatts Commissioned (1)

3Q16	4Q16	1Q17	2Q17
252	262	265	280

Occupancy Rate (2Q17)

Market (1) 93%

DLR(1) 91%

LTM Digital Realty Deliveries

6 MW
50% Leased

1.4x Absorption-to-Construction (2)

Major U.S. Metro Areas

Healthy volumes of underway supply in U.S. major metro areas balanced by high leasing velocity

Healthy Occupancy Rates

Tight vacancy across all three metro areas as new inventory is leased upon delivery or shortly thereafter

LTM Absorption Outpacing Construction (2)

LTM metro area absorption = 1.5x current construction pipelines

Source: Digital Realty internal estimates and datacenterHawk.

1) Market source: datacenterHawk. Excludes owner-occupied data centers. DLR includes only consolidated data centers.

2) Calculated as LTM metro area absorption divided by current data center construction.

Broadly Supportive Economic Growth Outlook
Long-Term Secular Data Center Demand Drivers

		1Q17 CALL *April 26, 2017*	CURRENT *July 26, 2017*	Better/ Worse	2017E	2018E
MACROECONOMIC	Global GDP Growth Forecast [1]	2017E: 3.5%	2017E: 3.5%	◀▶	3.5%	3.6%
	U.S. GDP Growth Forecast [1]	2017E: 2.3%	2017E: 2.1%	▼	2.1%	2.1%
	U.S. Unemployment Rate [2]	4.5%	4.4%	▼	4.4%	4.2%
	Inflation Rate – U.S. Annual CPI Index [2]	2.4%	1.6%	▼	2.1%	2.1%
	Crude Oil ($/barrel) [3]	$50	$49	▼	$51	$55
	Control of White House, Senate and HoR [4]	R,R,R	R,R,R	◀▶	R,R,R	R,R,R
INTEREST RATES	Three-Month Libor (USD) [2]	1.2%	1.3%	▲	1.6%	2.3%
	10-Yr U.S. Treasury Yield [2]	2.3%	2.3%	▼	2.6%	3.1%
	GBP-USD [2]	1.28	1.31	▲	1.28	1.31
	EUR-USD [2]	1.09	1.17	▲	1.14	1.15
EQUITY MARKETS	S&P 500 [2]	2,387 (YTD 7.3%); P/E: 21.7x	2,478 (YTD 11.9%); P/E: 21.5x	▲	19.0x	17.0x
	NASDAQ 100 [2]	5,541 (YTD 14.3%); P/E: 26.4x	5,951 (YTD 23.1%); P/E: 26.1x	▲	21.7x	19.0x
	RMZ [2][5]	1,162 (YTD 2.4%); P/E: 16.0x	1,169 (YTD 4.0%); P/E: 16.3x	▲	15.4x	N/A
INDUSTRY	IT Spending Growth Worldwide [6]	2017E: 3.3%	2017E: 3.3%	◀▶	3.3%	3.3%
	Server Shipment Worldwide [7]	2017E: 4.6%	2017E: 4.0%	▼	4.0%	3.2%
	Global Data Center to Data Center IP Traffic [8]	CAGR 2015 - 2020E: 32%	CAGR 2015 - 2020E: 32%	◀▶	CAGR 2015 - 2020E: 32%	
	Global Cloud IP Traffic [8]	CAGR 2015 - 2020E: 30%	CAGR 2015 - 2020E: 30%	◀▶	CAGR 2015 - 2020E: 30%	

Source:
1) IMF World Economic Outlook – April 2017 and July 2017.
2) Bloomberg.
3) Bloomberg, NY Mercantile Exchange WTI Crude Oil (Front Month).
4) Nate Silver FiveThirtyEight.com – April 2017.
5) Citi Investment Research – April 2017 and July 2017.
6) Gartner: IT Spending, Worldwide (constant currency), March 2017 and July 2017.
7) Gartner: Servers Forecast Worldwide, April 2017 and July 2017.
8) Cisco Global Cloud Index: Forecast and Methodology, 2015-2020 – November 2016.

FINANCIAL RESULTS

DIGITAL REALTY

Lumpy but Healthy
Comprehensive Solutions Support Diverse Customer Base

Historical Lease Signings
Annualized GAAP Base Rent (2)

Product Type	Total s.f. Signed (1)	Annualized GAAP Base Rent / s.f. (2)	Annualized GAAP Base Rent (2)
Turn-Key Flex®	113,772	$160	$18.2 million
Powered Base Building®	-	-	$0.2 million
Colocation	32,937	$233	$7.7 million
Non-Technical	23,386	$29	$0.7 million
Interconnection	-	-	$7.6 million
Total	170,095	$158	$34.4 million



$ in millions
$60
$40
$20
$0
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2009
2010
2011
2012
2013
2014
2015
2016
2017

Note: Darker shading represents interconnection bookings.
1) Includes signings for new and re-leased space.
2) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant.

Healthy Backlog Sets a Solid Foundation
Front-End-Loaded Commencement Schedule



Backlog Roll-Forward + Commencement Timing
Current Period Backlog
Signings
Commencements
Total Backlog
$ in millions
$125
$100
$75
$50
$25
$-
$79
$27
$41
$64
$43
$11
$10
$64
1Q17 Backlog
Signings
Commencements
2Q17 Backlog
2017
2018
2019+
Total Backlog

Note: Amounts shown represent GAAP annualized base rent from signed, but not yet commenced, leases and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The lag between lease signing and lease commencement (and receipt of rents) may be significant. Expected commencement date at time of signing.

Cycling Through Peak Vintage Renewals
Positive Mark-to-Market Across All Property Types

PRODUCT TYPE	RENEWALS	2Q17 RE-LEASING SPREADS	
Turn-Key Flex®	▪ Renewed 70,473 square feet of Turn-Key Flex® data centers at a rental rate increase of 0.3% on a cash basis and a 4.3% increase on a GAAP basis	0.3% CASH	4.3% GAAP
Powered Base Building®	▪ Renewed 375,631 square feet of Powered Base Building® data centers at a rental rate increase of 15.9% on a cash basis and a 24.5% increase on a GAAP basis	15.9% CASH	24.5% GAAP
Colocation	▪ Renewed 121,136 square feet of colocation space at a rental rate increase of 4.9% on a cash basis and 5.0% a GAAP basis	4.9% CASH	5.0% GAAP
Total	▪ Signed renewal leases representing $65 million of annualized GAAP rental revenue ▪ Rental rates were up on a cash basis by 6.5% and increased by 9.3% on a GAAP basis	6.5% CASH	9.3% GAAP

Note: Total represents Turn-Key Flex®, Powered Base Building®, Colocation, and Non-Tech leases signed during the quarter ended June 30, 2017.

Putting Exposure in Perspective
Benefits of Scale and Diversification on Display

USD · CAD · GBP · EURO · JPY · HKD · SGD · AUD

EXPOSURE BY REVENUE


1%
78%
12%
4%
0%
0%
4%
2%

2017 EXPOSURE (1)


0.5%
GBP
+/- 10%
Midpoint of Guidance $5.95 – $6.10
0.2%
EUR
+/- 10%
0.1%
LIBOR
+/- 100 bps
0.1%
WTI
+/- $10 per barrel

EXCHANGE RATES (2)

U.S. DOLLAR / POUND STERLING	U.S. DOLLAR / EURO
12% INCREASE	3% INCREASE

U.S. Dollar Index


2Q16
2Q17
$105
$100
$95
$90
$85
Brexit
U.S. Presidential Election
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17

Source: Bloomberg.
1) Based on the midpoint of 2017 core FFO per share guidance of $5.95 - $6.10.
2) Based on average exchange rates for the quarter ending June 30, 2017 compared to average exchange rates for the quarter ending June 30, 2016.

Constant-Currency Growth
FX Represents ~ 150 bps Drag on Reported Results


As Reported
Constant-Currency
15%
10%
5%
0%
9.9%
11.3%
10.8%
12.4%
3.1%
3.8%
8.5%
10.2%
5.3%
7.1%
2Q17 / 2Q16
Revenue Growth
2Q17 / 2Q16
Adj. EBITDA
Growth (1)
2Q17 / 2Q16
Same-Capital Cash
NOI Growth (1)
2Q17 / 2Q16
Core FFO/sh
Growth (1)
2017E / 2016
Core FFO/sh
Growth (2)

Note: Constant-currency, Adjusted EBITDA, same-capital cash NOI and core FFO are non-GAAP financial measures. For a description of these measures, see the Appendix.

1) Net income for the quarter ended June 30, 2017 was $58 million. Net income for the quarter ended June 30, 2016 was $28 million.

2) The lighter shaded sections represent the core FFO and constant-currency core FFO per share guidance ranges. The midpoints of 2017 core FFO and constant-currency core FFO represent 5.3% and 7.1% growth over 2016 results, respectively.

Four Quarter Two-Step
Beat, Dip, Shuffle, Bounce



2017E Core FFO / Sh
1Q17A
2Q17A
Revenue Growth
Operating Expense Seasonality and Dispositions
Long-Term Financings
3Q17E
4Q17E

Note: Based on management estimates; actual performance may differ materially. Core FFO is a non-GAAP financial measure. For a description and reconciliation to the closest GAAP equivalents, please see the Appendix.

Closing the GAAP on Straight-Line Rent
Consistently Improving Quality of Earnings

($ in millions)



Straight-Line Rental Revenue
Straight-Line Rent as % of Revenue
$25
$20
$15
$10
$5
$0
6%
5%
4%
3%
2%
1%
0%
6.0%
$22.7
5.5%
$21.3
5.0%
$19.9
4.3%
$17.6
4.5%
$18.6
3.3%
$13.4
3.5%
$14.5
3.1%
$13.6
$9.5
1.9%
$7.4
1.5%
$5.5
1.1%
$6.0
1.1%
$5.2
0.9%
$4.1
0.7%
$2.1
0.4%
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17

Recent Credit Events
Bolstering the Balance Sheet

1 — April 5, 2017
Preferred Stock Redemption
$182.5 million

- Redeemed all 7.3 million outstanding shares of the 6.625% Series F Cumulative Redeemable Preferred Stock at par value of $25 per share [1]

2 — May 19, 2017
Forward Equity Settlement
$211 million

- Settled remaining 2.375 million shares of the forward equity offering for proceeds of $211 million
- Last remaining portion of the 14.375 million shares subject to forward sale agreements entered into in May 2016 in connection with the European Portfolio Acquisition

3 — May 22, 2017
Euro Note Private Placement
€125 million

- Executed on a €125 million two-year FRN transaction on the back of a large reverse inquiry from a French fund manager
- The interest rate on the notes is 3m€L + 50 bps (floor at 0.00%), representing an initial coupon of 0.169% (half the cost of DLR's global revolving credit facility – 3m€L+100 bps)

4 — June 29, 2017
Joint Venture Secured Refinancing
$135 million

- **Property:** Westin Building Exchange (50/50 joint venture with Clise Properties)
- **Amount:** Upsized from $110 million to $135 million
- **Rate & Term:** 3.29%, 10 years
- **Amortization:** None; interest-only

5 — July 12, 2017
Sterling Two Tranche Notes
£600 million

- Executed on two series of pounds sterling-denominated Guaranteed Notes
- £250 million aggregate principal amount of 2.750% due 2024
- £350 million aggregate principal amount of 3.300% due 2029

1) Plus all accrued and unpaid dividends up to, but not including the redemption date in an amount equal to $0.0184 per share, for a total payment of $25.0184 per share.

Well-Laddered Debt Maturity Schedule

Nominal Near-Term Maturities; No Bar Too Tall

DEBT MATURITY SCHEDULE



Pro Rata Share of JV Debt
Unsecured Term Loan
Unsecured Senior Notes
Unsecured Global Facility
Unsecured Green Bonds
Secured Mortgage Debt
($ in billions)
$3.0
$2.0
$1.0
$0.0
$0.0
$0.1
$0.1
$1.0
$2.2
$0.8
$0.7
$0.7
$1.0
$0.1
€
£
€
£
2017
2018
2019
2020
2021
2022
2023
2024
2025
Thereafter

Note: As of June 30, 2017. Includes Digital Realty's pro rata share of unconsolidated joint venture debt.
1) Based on DLR closing stock price of $112.44 on July 25, 2017.

CURRENT CAPITAL STRUCTURE (1)



Variable Rate Debt
5%
Fixed Rate Debt
21%
Preferred
3%
Equity
71%



Floating Rate Debt
19%
Fixed Rate Debt
81%

Consistent Execution on Strategic Vision
Delivering Current Results, Seeding Future Growth

Successful Second Quarter 2017 Initiatives

- **EXECUTING M&A GAME PLAN WITH DUPONT FABROS MERGER**
  Strategic metros, complementary portfolio, immediately accretive, prudently financed
- **SUPPORTING BROAD-BASED CUSTOMER GROWTH**
  Captured robust and diverse customer demand from leading service providers across multiple metros
- **EXCEEDING EXPECTATIONS**
  Beat consensus estimates by five cents
- **STRENGTHENING THE BALANCE SHEET**
  Settled forward equity, redeemed high-coupon preferred, raised low-cost, long-term debt

APPENDIX



Robust Long-Term Demand, Lumpy Near-Term Signings
Diverse Customer Base + Product Offerings

Historical Lease Signings
Trailing Four-Quarter Average
Annualized GAAP Base Rent (2)

Product Type	Total s.f. Signed (1)	Annualized GAAP Base Rent / s.f. (2)	Annualized GAAP Base Rent (2)
Turn-Key Flex®	164,060	$158	$25.9 million
Powered Base Building®	5,115	$66	$0.3 million
Colocation	30,512	$275	$8.4 million
Non-Technical	24,853	$25	$0.6 million
Interconnection	-	-	$8.2 million
Total	**221,983**	**$195**	**$43.2 million**



($ in millions)
$60
$40
$20
$0
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2009
2010
2011
2012
2013
2014
2015
2016
2017

Note: Darker shading represents interconnection signings.
1) Includes signings for new and re-leased space.
2) GAAP rental revenues include total rent for new lease and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant.

U.S. Major Metro Area Data Center Supply (1)

Supply Largely Concentrated in Most Active Metro Areas


2Q17
(in megawatts)
Current Supply (1)
New Construction
Digital Realty Inventory (2)
120
100
80
60
40
20
0
Boston
Chicago
Dallas
Houston
N Virgina
NY Metro
Phoenix
Silicon Valley


1Q17
(in megawatts)
Current Supply (1)
New Construction
Digital Realty Inventory (2)
120
100
80
60
40
20
0
Boston
Chicago
Dallas
Houston
N Virgina
NY Metro
Phoenix
Silicon Valley

1) Reflects management's estimates of available supply, including sub-lease availability.
2) Represents Digital Realty's available finished data center space and available active data center construction.

Appendix

Additional Information and Where You Can Find It

Digital Realty Trust, Inc. ("Digital Realty") and DuPont Fabros Technology, Inc. ("DuPont Fabros") each filed a proxy statement/prospectus on July 10, 2017 in connection with the merger. Investors are urged to read carefully the applicable proxy statement/prospectus and other relevant materials because they contain important information about the merger. Investors may obtain free copies of these documents and other documents filed by Digital Realty or DuPont Fabros with the SEC through the web site maintained by the SEC at www.sec.gov. Investors may obtain free copies of the documents filed with the SEC by Digital Realty by going to Digital Realty's corporate website at www.digitalrealty.com or by directing a written request to: Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, Attention: Investor Relations. Investors may obtain free copies of documents filed with the SEC by DuPont Fabros by going to DuPont Fabros' corporate website at www.dft.com or by directing a written request to: DuPont Fabros Technology, Inc., 401 9th St. NW, Suite 600, Washington, DC 20004, Attention: Investor Relations. Investors are urged to read the applicable proxy statement/prospectus and the other relevant materials before making any voting decision with respect to the merger.

Digital Realty and its directors and executive officers and DuPont Fabros and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of each of Digital Realty and DuPont Fabros in connection with the merger. Information regarding the interests of these directors and executive officers in the merger will be included in the proxy statement/prospectus referred to above. Additional information regarding certain of these persons and their beneficial ownership of Digital Realty common stock is also set forth in the Definitive Proxy Statement for Digital Realty's 2017 Annual Meeting of Stockholders, which has been filed with the SEC. Additional information regarding certain of these persons and their beneficial ownership of DuPont Fabros common stock is set forth in the Definitive Proxy Statement for DuPont Fabros' 2017 Annual Meeting of Stockholders, which has been filed with the SEC.

Appendix

The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs), non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs' FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Core Funds from Operations (Core FFO):

We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) loss on currency forwards and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may not calculate core FFO in a consistent manner. Accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Constant-Currency Core Funds from Operations:

We calculate constant-currency core funds from operations by adjusting the core funds from operations for foreign currency translations.

Adjusted Funds from Operations (AFFO):

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from core FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash stock-based compensation expense, (v) straight-line rent revenue, (vi) straight-line rent expense, (vii) above- and below-market rent amortization, (viii) deferred non-cash tax expense, (ix) capitalized leasing compensation, (x) recurring capital expenditures and (xi) capitalized internal leasing commissions. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs' AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Appendix

EBITDA and Adjusted EBITDA:

We believe that earnings before interest, loss from early extinguishment of debt, income taxes and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, severance-related expense, equity acceleration, and legal expenses, transaction and integration expenses, (gain) on real estate transactions, loss on currency forwards, other non-core expense adjustments, noncontrolling interests, preferred stock dividends and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding severance-related expense, equity acceleration, and legal expenses, transaction and integration expenses, (gain) loss on real estate transactions, non-cash (gain) on lease termination, loss on currency forwards, other non-core expense adjustments, noncontrolling interests, preferred stock dividends and issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs' EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI) and Cash NOI:

Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company's rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs' NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

Same-Capital Cash NOI

Same-capital Cash NOI is Cash NOI (as defined above) calculated for "Same-capital" properties. "Same-capital" properties are defined as properties owned as of December 31, 2015 with less than 5% of total rentable square feet under development and excludes properties that were undergoing, or were expected to undergo, development activities in 2016-2017, properties classified as held for sale, and properties sold or contributed to joint ventures for all periods presented.

Forward-Looking Statements

The information included in this presentation contains forward-looking statements. Such statements are based on management's beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to: our economic outlook; the merger with DuPont Fabros Technology, Inc. and our expected benefits from the merger, opportunities and strategies, including ROIC, recycling assets and capital, and sources of growth; the expected timing, locations, benefits and product offerings for Service Exchange; the expected effect of foreign currency translation adjustments on our financials; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our expected product offerings; our expected Go-to-Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing Turn-Key Flex space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers' capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates, potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; core FFO run-rate and NOI Growth; other forward-looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the impact of current global economic, credit and market conditions; current local economic conditions in the geographies in which we operate; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or developed properties or businesses; the suitability for our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical or information system infrastructure or services or availability of power; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development of properties; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and development space; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; the impact of the United Kingdom's referendum on withdrawal from the European Union on global financial markets and our business; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2016, and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended		Six Months Ended	
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net income (loss) available to common stockholders	$ 57,837	$ 27,951	$ 123,982	$ 67,076
Adjustments:				
Noncontrolling interests in operating partnership	807	457	1,711	1,120
Real estate related depreciation and amortization (1)	175,010	167,043	348,457	333,955
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	2,754	2,810	5,511	5,613
Impairment charge on Telx trade name	-	6,122	-	6,122
(Gain) loss on sale of properties	(380)	-	142	(1,097)
FFO available to common stockholders and unitholders	$ 236,028	$ 204,383	$ 479,803	$ 412,789
Basic FFO per share and unit	$ 1.45	$ 1.37	$ 2.96	$ 2.77
Diluted FFO per share and unit	$ 1.44	$ 1.36	$ 2.94	$ 2.75
Weighted average common stock and units outstanding				
Basic	163,078	149,227	162,281	149,137
Diluted	164,027	150,211	163,271	149,859
(1) Real estate related depreciation and amortization was computed as follows:				
Depreciation and amortization per income statement	178,111	175,594	354,577	344,610
Impairment charge on Telx trade name	-	(6,122)	-	(6,122)
Non-real estate depreciation	(3,101)	(2,429)	(6,120)	(4,533)
	$ 175,010	$ 167,043	$ 348,457	$ 333,955

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

	Three Months Ended		Six Months Ended	
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
FFO available to common stockholders and unitholders -- basic and diluted	$ 236,028	$ 204,383	$ 479,803	$ 412,789
Weighted average common stock and units outstanding	163,078	149,227	162,281	149,137
Add: Effect of dilutive securities	949	984	990	722
Weighted average common stock and units outstanding -- diluted	164,027	150,211	163,271	149,859

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)

(in thousands, except per share and unit data)

(unaudited)

	Three Months Ended		Six Months Ended	
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
FFO available to common stockholders and unitholders -- diluted	$ 236,028	$ 204,383	$ 479,803	$ 412,789
Termination fees and other non-core revenues (1)	(341)	-	(376)	(91)
Significant transaction expenses	14,235	3,615	17,558	5,515
Loss from early extinguishment of debt	-	-	-	964
Costs on redemption of preferred stock	6,309	-	6,309	-
Severance accrual and equity acceleration (2)	365	1,508	1,234	2,956
Equity in earnings adjustment for non-core items	(3,285)	-	(3,285)	-
Loss on currency forwards	-	3,082	-	3,082
Other non-core expense adjustments	24	-	24	(1)
CFFO available to common stockholders and unitholders -- diluted	$ 253,335	$ 212,588	$ 501,267	$ 425,214
Diluted CFFO per share and unit	$ 1.54	$ 1.42	$ 3.07	$ 2.84

(1) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(2) Relates to severance charges related to the departure of company executives.
(3) Includes reversal of accruals and certain other adjustments that are not core to our business.

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended	
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net income (loss) available to common stockholders	$ 57,837	$ 27,951	$ 123,982	$ 67,076
Interest	57,582	59,909	113,032	117,170
Loss from early extinguishment of debt	-	-	-	964
Taxes	2,639	2,252	4,862	4,361
Depreciation and amortization	178,111	175,594	354,577	344,610
EBITDA	296,169	265,706	596,453	534,181
Severance accrual and equity acceleration	365	1,508	1,234	2,956
Transactions	14,235	3,615	17,558	5,515
Gain on sale of properties	(380)	-	142	(1,097)
Non-cash gain on lease termination	-	-	-	-
Equity in earnings adjustment for non-core items	(3,285)	-	(3,285)	-
Loss on currency forwards	-	3,082	-	3,082
Other non-core expense adjustments	24	(1)	24	(1)
Noncontrolling interests	920	569	1,945	1,353
Preferred stock dividends	14,505	22,424	31,898	44,848
Issuance costs associated with redeemed preferred stock	6,309	-	6,309	-
Adjusted EBITDA	$ 328,862	$ 296,903	$ 652,278	$ 590,837

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Same Capital Cash Net Operating Income
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended	
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Rental revenues	$ 250,627	$ 248,194	$ 499,251	$ 497,004
Tenant reimbursements - Utilities	36,924	36,810	72,646	71,805
Tenant reimbursements - Other	16,615	17,778	33,785	35,314
Interconnection and other	49,470	44,286	98,620	87,298
Total Revenue	353,636	347,068	704,302	691,421
Utilities	47,746	46,212	92,234	89,906
Rental property operating	53,925	55,651	110,144	111,642
Property taxes	17,842	17,644	33,774	34,975
Insurance	2,045	1,822	4,021	3,689
Total Expenses	121,558	121,329	240,173	240,212
Net Operating Income	$ 232,078	$ 225,739	$ 464,129	$ 451,209
Less:				
Stabilized straight-line rent	$ (5,094)	$ (4,345)	$ (9,252)	$ (7,627)
Above and below market rent	2,088	2,153	4,208	4,559
Cash Net Operating Income	$ 235,084	$ 227,931	$ 469,173	$ 454,277

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)

(in thousands, except per share and unit data)
(unaudited)

		Year Ended December 31, 2016
Net income (loss) available to common stockholders	$	332,088
Adjustments:		
Noncontrolling interests in operating partnership		5,298
Real estate related depreciation and amortization (1)		682,810
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures		11,246
Impairment charge on Telx trade name		6,122
(Gain) loss on sale of properties		(169,902)
Gain on settlement of pre-existing relationships with Telx		-
FFO available to common stockholders and unitholders	$	867,662
Basic FFO per share and unit	$	5.69
Diluted FFO per share and unit	$	5.67
Weighted average common stock and units outstanding		
Basic		152,360
Diluted		153,086

(1) Real estate related depreciation and amortization was computed as follows:

Depreciation and amortization per income statement		699,324
Impairment charge on Telx trade name		(6,122)
Non-real estate depreciation		(10,392)
	$	682,810

		Year Ended December 31, 2016
FFO available to common stockholders and unitholders -- basic and diluted	$	867,662
Weighted average common stock and units outstanding		152,360
Add: Effect of dilutive securities		726
Weighted average common stock and units outstanding -- diluted		153,086

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)

(in thousands, except per share and unit data)
(unaudited)

		Year Ended December 31, 2016
FFO available to common stockholders and unitholders -- diluted	$	867,662
Termination fees and other non-core revenues [3]		(33,197)
Significant transaction expenses		20,491
Loss from early extinguishment of debt		1,011
Costs on redemption of preferred stock		10,328
Change in fair value of contingent consideration [4]		-
Severance accrual and equity acceleration [5]		6,208
Loss on currency forwards		3,082
Bridge facility fees		-
Other non-core expense adjustments [6]		213
CFFO available to common stockholders and unitholders -- diluted	$	875,798
Diluted CFFO per share and unit	$	5.72

(3) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(4) Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.
(5) Relates to severance charges related to the departure of company executives.
(6) Includes reversal of accruals and certain other adjustments that are not core to our business.